UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 2, 2011

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 through 6 and 8 are not applicable and therefore omitted.

ITEM 7.01    REGULATION FD DISCLOSURE.

The Chief Executive Officer of Rimage Corporation (the “Company”), Sherman L. Black, and the Chief Financial Officer of the Company, James R. Stewart, intend to use the slide presentation attached hereto as Exhibit 99.1, which summarizes information about the Company, its products, industry and prospects. The information contained in the slides will be presented to shareholders and securities analysts in individual meetings beginning November 2, 2011.

The information provided pursuant to Item 7.01 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description
99.1	Presentation given by the Chief Executive Officer and Chief Financial Officer of Rimage Corporation beginning November 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

By:	/s/ James R. Stewart
James R. Stewart
Chief Financial Officer

Date: November 2, 2011